NASDAQ:ADES A Leader in Clean Coal Technology Rodman & Renshaw Annual Global Investment Conference September 9, 2009 New York, NY © Copyright 2009 ADA-ES, Inc. All rights reserved. Exhibit 99.1

Please note that this presentation contains forward-looking statements within the meaning of
U.S. securities laws, including statements relating to coal; future bids, contracts, projects, project funding, ownership, tax credits and revenues; statements regarding the new activated carbon (“AC”) facility ADA-CS is building; ADA-CS’ ability to supply AC; the likelihood, timing and impact of new laws, regulations and court rulings on our target markets; and anticipated sizes of and growth in our target markets.
These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those anticipated, including changes in laws and regulations, government funding, prices, economic conditions and market demand; impact of competition and litigation; availability, cost of and demand for alternative energy sources and other technologies; operational difficulties; availability of skilled personnel; failure to satisfy performance guaranties; risks related to ADA-CS such as changes in the costs and timing of construction of the AC facility, failure to raise additional financing or satisfy conditions in existing agreements and inability to sign or close acceptable coal supply and off-take agreements in a timely manner; availability of raw materials and equipment for our businesses; and other factors discussed in greater detail in our filings with the SEC. You are cautioned not to place undue reliance on our forward-looking statements.  These statements are presented as of the date made, and we disclaim any duty to update them unless required by law to do so.

Clean Coal Technology
Coal is an abundant, cheap, and secure fuel
that provides over 50% of electricity in the US
1,100 coal-fired boilers in the U.S.
ADA provides the technology to burn it cleaner
Senior staff are industry recognized experts
– 30-year track record of developing and then
commercializing technologies
Positioned to take advantage of public and
political support for Clean Coal Technologies

Investment Highlights
Activated Carbon Injection (“ACI”) is deemed maximum achievable control technology (“MACT” ) for the removal of mercury
ADA is a market leader for ACI equipment and engineering services
Existing regulations create $200-400 million market for activated carbon
(“AC”)
Federal regulations likely to lead to $1 billion market for AC
ADA-CS building new energy-efficient AC manufacturing facility in LA
Developing capture technology for greenhouse gas CO
2
Started work under $3.2 million DOE and utility funded program
Funding opportunities for CCS have increased under President
Obama
Mercury
Control
Refined
Coal
CO
2
Control
Patented technology designed to improve combustion of PRB Coals in Cyclone boilers while reducing emissions of mercury and NOx
Section 45 of IRS Code provides tax credit of $6/ton for ten years
In negotiations with numerous parties to build several production facilities for refined coal product

ADA
ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

-5- GROWTH AREA #1: Mercury Control

Business Plan in Action for Mercury Control
Stage 1:
ADA demonstrated ACI with $80 million from DOE
and leading utilities:  Regulations followed.
Stage 2:
After market was created by regulations, ADA
became a leader in the sale of ACI equipment: approximately
$1 million per boiler.
Stage 3:
ADA-CS providing AC to utilities for a continuous
revenue source: approximately $1-2 million per year per
boiler.

AC Market Drivers:
Regulations for Mercury Control
Existing rules create $200 - 400 million AC market
* Pennsylvania rule is being contested in the courts
State with proposed legis/regs more strict than CAMR (13)
State with firm legis/regs more strict than CAMR (13)
Planned plant that has ordered mercury control system
Plant with consent decree limiting mercury emissions
State currently accepting CAMR (24)
P
Total Existing Coal-Fired Capacity
MW
24,000
12,000
2,400

New Federal Legislation Likely in U.S.
U.S. EPA MACT Process
– Covers all 189 Hazardous Air Pollutants (HAPs)
– Should result in 90 to 95% limit for mercury
– Timing on regulation should be announced in the next 6-9
months
U.S. Legislation
– 3-P Bill could be added to Climate bill by Sen. Carper (D-DE)
and Alexander (R-TN) which includes 90% Hg
Canadian-wide mercury standard has been passed
Expected to create $1 billion AC market
and the need for an additional 500 ACI Systems

ACI Equipment Sales: Status
Contracts for over 110 ACI systems have been awarded by
power companies to date
– ADA market share: approximately 32%
– The rest are split between 7 or 8 other companies
A total of 150 systems will be needed to meet current state
regulations
Additional ~ 450 systems expected with federal regulation
Working closely with largest utilities in the U.S. and Canada
Key supplier of mercury control technology to major air
pollution control companies

New Market for Activated Carbon
Created by Mercury Control
0
500
1,000
Activated
Carbon
(millions of
lbs / yr)
Current H20 AC
Market
Developing Market
for Hg Control
2006
2010E
2015E
ANNUAL U.S. MARKET
Significant production gap
Based
on existing
regulations
Based on anticipated
Federal regulation

nd
ADA-CS New Activated Carbon Production
ADA-CS New Activated Carbon Production
Building largest AC plant(s) to date:  150 mm lbs/yr
Capital cost: approx. $360 mm
Plant designed to be low-cost producer
3-5 year development process:  Under construction and
on schedule
Red River, LA plant startup target: mid-2010
Site permitted for 2 production line

Potential for Up to Six Production Lines
Two lines permitted adjacent to Red River Mine in Louisiana
Permits filed for two lines at a site near Bismarck, ND
Developing additional site near coal sources to minimize feedstock costs

Ownership Structure after ECP
Equity
Investment
Parent
Companies
Development
Company
Project
Companies
35% Owner

*Based upon estimates of final capital and financing costs upon closing of debt financing.
30%* 70%*
Energy Capital
Partners (ECP)
ADA Carbon
Solutions,
LLC*
Red River
Environmental
Products, LLC
Underwood
Environmental
Products, LLC
Morton
Environmental
Products, LLC
Crowfoot
Supply
Company, LLC
ADA - ES

Energy Capital Partners

About Us

Energy Capital Partners is a private equity firm dedicated to investing in North America's energy infrastructure. Through our $2.25 billion fund (Energy Capital Partners I, LP), we invest in assets and businesses primarily in the following sectors:

- Power generation, including renewable energy facilities
- Electric transmission
- Midstream gas, including gas storage, pipelines and other related assets
- Other infrastructure assets such as coal transportation, handling and reserves, and energy service companies.

Including Energy Capital Partners' acquisition of FirstLight Power Resources, members of our senior management team have played leading roles as principals in over $10 billion in energy asset purchases across 130 separate energy assets. These include investments in and management of Goldman Sachs Power, Orion Power, Constellation Energy Commodities Group, U.S. Generating Company and the Path 15 Transmission Line.

Energy Capital Partners' offices are located in Short Hills, NJ and San Diego, CA.

Provided by Energy Capital Partners -14-

Debt Financing for AC Plant
Credit Suisse coordinating debt placement
Equity has funded construction activities to date, keeping
project on schedule
– Weak credit markets have had no adverse impact on project
funding to date
Delaying debt placement until more favorable financial
market conditions
ECP is continuing to fund construction beyond
anticipated equity investment
– Continued funding by ECP likely to result in 30% ownership by
ADA

ADA-CS Interim AC Supply Facility
Currently supplying AC to utilities prior to new plant start-up
Sourcing high-quality AC
AC processing and logistics facility
– 40,000 sq. ft. facility w/ processing capacity of 8,000 lb/hr of Powdered AC
– Equipment purchased to chemically treat, mill, package, and store AC
– Easy access to rail and barge transportation

Technology Services
Emission Control Systems
Customer
Activated Carbon
Technology Development

ADA’s Competitive Advantage
:
Complete Solutions Provider
APC Expertise
Mercury Measurement
Interim Processing
Production Facilities
Logistics
CO2 Capture
Sorbent Development
Ash Disposal Studies
ACI System Enhancements
Clean Coal Solutions
Beneficial Use of Ash
ACI Systems
Flue Gas Conditioning
Aftermarket  Service
ACI Testing
System Optimization

GROWTH AREA #2: Control of Greenhouse Emissions: Carbon Dioxide -18-

Carbon Capture and Storage (CCS)
International, Federal, and State Regulations are
being proposed requiring 50% to 80% reduction in
CO
2
emissions
Requires development of technology to capture
carbon from existing plants

0
100
200
300
400
1
50% CO2
Reduction
New

ADA-ES CO
2
Capture Technology
Designed to capture CO
2
from flue gas in conventional coal-fired
boilers
Based on regenerable solid sorbents - advantages over competing technologies:
– For the customer:  lower cost and less parasitic energy
– For ADA:  continuous revenues from sale of proprietary
chemical sorbents
$3.2 million DOE R&D program with extensive industry support
– Southern Company, Luminant, American Electric Power, Xcel Energy
Expect to recognize approximately $1.9 million of the $3.2 million in
2009 and the remaining $1.3 million in 2010.
There has been a significant increase in funding opportunities for CCS technology through DOE.

Post-Combustion Capture
Emission
Control
SO
2
, NO
x
,
Hg, Particulate
STEAM
WATER
Coal*
50% C
20% H
2
O
12% O
2
5% Ash
3% H
2
(S, Hg)
*Coal
composition varies greatly with grade and source.
CO
2
Capture
Air
78% N
2
21% O
2
Purified CO
2
to Storage
Regeneration
Flue Gas
12% CO
2
74% N
2
12% H
2
O
4% O
2

CLEAN COAL SOLUTIONS LLC.

ADA
ENVIRONMENTAL SOLUTIONS

GROWTH AREA #3: Refined Coal Product ADA-ES’ opportunity through joint venture with an affiliate of NexGen Resources Corporation

Clean Coal Solutions LLC
ADA Joint Venture
Clean Coal’s patented refined coal technology, CyClean,
is designed to enhance combustion of PRB coals in
cyclone boilers
It produces significant benefits to the customer:
– Reduces NOx and mercury emission
– Greater PRB fuel flexibility
– Enhanced operability
– Decreased demand for activated carbon
Customer can share up to half of the $6/ton tax credit for
qualified product
Equipment is simple to fabricate and install
– Capital investment approximately $800k per site
– Fabrication and installation 3-5 months

Section 45 Refined Coal Tax Credit
Tax credit incentive
– $6 ton/coal for ten years
– Example for 500 MW plant:  2 mm tons/yr will create a
tax credit of  $12 million per year for 10 years
Tax credit qualifications
– Placed in service by January 1, 2010
– Owned and operated by third party
– Reduces NOx by 20%
– Reduces Hg by 40%
Cyclean market size
– Discussions are being held with customers with twelve
possible sites
– >30 mm tons/yr of coal would produce tax
credits in excess of $180 million/yr for ten years

Opportunities and Challenges for
CyClean
Opportunity
– Target goal is to get up to six facilities installed before year-end
– Produce >$10 million in earnings for ten years
– $4 million due from NexGen to maintain 50% of JV
Challenges
–
Equipment must be fabricated and installed by year-end
• Two systems have been ordered
• Additional staged purchases are planned
– Approximately $3 million in JV capital expenditures
– Waiting for explicit guidance from IRS
– Permits required prior to installation
– Complicated contracts with utility partners must be
completed for each facility
– Agreements with monetizers must be secured

Financial Highlights
Cash flow positive on an
annual basis 2003-2007
Revenue CAGR of 23%,
2003 - 2008
6M’09 total revenues up
24% to $9.7 mm due to
increased ACI system
sales*
As of 6/30/09:
– 7.0 mm diluted shares outstanding
– 50%+ held by institutions
– ~11% held by insiders and
employees
Balance sheet highlights (at
06/30/09):
– Cash & equivalents of $1.3 mm
– Working capital of $4.7mm
– No long-term debt
– Shareholders’ equity of $30.3 mm
Market cap: $27.7 mm (08/14/09)

*
Six months 2009 financial results do not consolidate the results of the subsidiary, ADA Carbon Solutions,
LLC,  ADA’s   joint venture with Energy Capital Partners and its affiliates.

Summary
ADA-ES instrumental in creating mercury control market
– Existing rules: estimated 150 ACI systems, 400 million lbs/yr of AC - $200-400 mm market
– Pending Federal Rule: estimated 600-700 total ACI systems, 1 billion lbs/yr of AC -
$1 billion market
Leading provider of engineering services and equipment for mercury control
ADA Carbon Solutions is building new AC plant for this market; expected to come online mid-2010
– Energy Capital Partners I, LP and its affiliated funds providing equity financing
– Debt to be supported by long-term off-take contracts
– $160 million or 1/3 of plant capacity sold/committed for
– In negotiations for additional contracted volume
Developing carbon capture technology
– Significant  funding opportunities ($3.4 billion) from DOE this year
In negotiations to build several refined coal facilities for Section 45 tax credits